Exhibit 10.9










                         ENTERTAINMENT PROPERTIES TRUST

                                       and

                       COURTNEY SQUARE LIMITED PARTNERSHIP
                       WHITBY CENTRUM LIMITED PARTNERSHIP
                    OAKVILLE CENTRUM LIMITED PARTNERSHIP and
                       KANATA CENTRUM LIMITED PARTNERSHIP










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                             NOTE PURCHASE AGREEMENT

                                FEBRUARY 24, 2004


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                                TABLE OF CONTENTS


                                    ARTICLE 1
                                   DEFINITIONS

Section 1.1           Definitions..............................................2

                                    ARTICLE 2
                           PURCHASE OF VENDORS' NOTES

Section 2.1           Purchase of Vendors' Notes in return for EPR Stock.......3

                                    ARTICLE 3
                        NOTE PURCHASE PRICES IN EPR STOCK

Section 3.1           Courtney Square Limited Partnership......................3
Section 3.2           Kanata Centrum Limited Partnership.......................3
Section 3.3           Oakville Centrum Limited Partnership.....................3
Section 3.4           Whitby Centrum Limited Partnership.......................4

                                    ARTICLE 4
                                    COVENANTS

Section 4.1           Registration of EPR Stock................................4

                                    ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

Section 5.1           Representations and Warranties of all Parties............4
Section 5.2           Representations and Warranties of the Vendors............4
Section 5.3           Survival of Representations and Warranties...............5

                                    ARTICLE 6
                                     GENERAL

Section 6.1           Amendments...............................................5
Section 6.2           Notices..................................................5
Section 6.3           Confidentiality..........................................6
Section 6.4           Waiver...................................................6
Section 6.5           Non Merger...............................................7
Section 6.6           Conflict.................................................7
Section 6.7           Successors and Assigns...................................7
Section 6.8           Interpretation...........................................7
Section 6.9           Schedules................................................7
Section 6.10          Headings.................................................7
Section 6.11          Severability.............................................7

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Section 6.12          Entire Agreement.........................................8
Section 6.13          Non-Business Days........................................8
Section 6.14          Currency.................................................8
Section 6.15          Payments.................................................8
Section 6.16          Further Assurances.......................................8
Section 6.17          Time of Essence..........................................8
Section 6.18          Counterparts.............................................8
Section 6.19          Governing Law............................................9


                                    SCHEDULES


SCHEDULE "A" -REGISTRATION RIGHTS AGREEMENT


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                             NOTE PURCHASE AGREEMENT


     THIS AGREEMENT is made as of the 24th day of February, 2004.



AMONG:                              ENTERTAINMENT PROPERTIES TRUST

                                                                         ("EPR")

AND: COURTNEY SQUARE LIMITED PARTNERSHIP WHITBY CENTRUM LIMITED PARTNERSHIP OAKVILLE CENTRUM LIMITED PARTNERSHIP and KANATA CENTRUM LIMITED PARTNERSHIP

                                                                 (the "VENDORS")



     RECITALS:

     (a) Pursuant to purchase agreements dated as of November 14, 2003 (the "PURCHASE AGREEMENTS"), EPR North Trust (the "PURCHASER") has acquired the Mississauga Property, the Kanata Property, the Oakville Property, and the Whitby Property and certain related property and assets constituting the Purchase Assets (all as defined in the Purchase Agreements) from the Vendors;

     (b) Part of the Purchase Price (as defined in the Purchase Agreements) under each of the Purchase Agreements is to be paid by the issuance of a promissory note (collectively, the "VENDORS' NOTES") made by the Purchaser in favour of each Vendor;

     (c) The Vendors' Notes are to be purchased by EPR in return for EPR Stock; and

     (d)  EPR has agreed to issue the EPR Stock to the Vendors.

     In consideration of the respective covenants, agreements, representations, warranties and indemnities of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties agree as follows:

                                   ARTICLE 1
                                   DEFINITIONS

SECTION 1.1 DEFINITIONS.

     Unless the context otherwise requires, the terms defined in this Article 1 shall, for the purposes of this Agreement, have the meanings herein specified.

     "AFFILIATE" means any Person that directly or indirectly controls, is controlled by, or is under common control with, the Person in question. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "AGREEMENT" means this Note Purchase Agreement together with all Schedules hereto, as amended, modified, supplemented or restated from time to time.

     "ANCILLARY AGREEMENTS" and "OTHER ANCILLARY AGREEMENTS" have the meanings set forth in the Purchase Agreements.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or statutory holiday in the Province of Ontario and the State of Missouri.

     "CLOSING" means the closing of the sale of the Purchase Assets as defined in the Purchase Agreements, anticipated to occur on February 24, 2004 or as otherwise agreed among the parties to the Purchase Agreements and "CLOSING DATE" means the date upon which the closing occurs.

     "EPR" means Entertainment Properties Trust.

     "EPR STOCK" means an amount of shares of common stock in the capital of EPR, as determined in accordance with Article 3 hereof.

     "PERSON" includes any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

     "PURCHASE AGREEMENTS" means the agreements of purchase and sale dated as of November 14, 2003 pursuant to which EPR North Trust agreed to acquire certain real property, leases and personal property and pursuant to which it was agreed that EPR would purchase the Vendors' Notes in exchange for EPR Stock.

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     "REGISTRATION  RIGHTS AGREEMENT" means the registration rights agreement in the form attached as Schedule "A" to this Agreement between EPR and the Vendors and dated as of the date hereof.

     "VENDORS' NOTES" means the promissory notes to be issued by EPR North Trust to the Vendors in accordance with the terms of the Purchase Agreements in partial payment of the Purchase Price (as defined in the Purchase Agreements and as provided in Section 3.5(1)(b) of each of the Purchase Agreements) and to be transferred immediately after Closing to EPR in exchange for the EPR Stock.



                                   ARTICLE 2
                           PURCHASE OF VENDORS' NOTES

SECTION 2.1 PURCHASE OF VENDORS' NOTES IN RETURN FOR EPR STOCK.

     Immediately following Closing, EPR agrees to purchase the Vendors' Notes from the Vendors, and the Parties agree that the purchase price for such Vendors' Notes shall be satisfied by the transfer of such amount of EPR Stock to the Vendors as per the calculation set out in Article 3 below.

                                   ARTICLE 3
                        NOTE PURCHASE PRICES IN EPR STOCK

SECTION 3.1 COURTNEY SQUARE LIMITED PARTNERSHIP.

     The number of EPR Stock payable in relation to the purchase by EPR of the Vendor Note payable to Courtney Square Limited Partnership shall be 140,805, which has been calculated by dividing Cdn. $6,840,123 by the Canadian Dollar equivalent of U.S. $36.25, using the exchange rate published as the noon rate by the Bank of Canada on the day prior to the Closing Date.

SECTION 3.2 KANATA CENTRUM LIMITED PARTNERSHIP.

     The number of EPR Stock payable in relation to the purchase by EPR of the Vendor Note payable to Kanata Centrum Limited Partnership shall be 266,796, which has been calculated by dividing Cdn. $12,960,587 by the Canadian Dollar equivalent of U.S. $36.25, using the exchange rate published as the noon rate by the Bank of Canada on the day prior to the Closing Date.

SECTION 3.3 OAKVILLE CENTRUM LIMITED PARTNERSHIP.

     The number of EPR Stock payable in relation to the purchase by EPR of the Vendor Note payable to Oakville Centrum Limited Partnership shall be 172,272, which has been calculated by dividing Cdn. $8,368,708 by the Canadian Dollar equivalent of U.S. $36.25, using the exchange rate published as the noon rate by the Bank of Canada on the day prior to the Closing Date.

SECTION 3.4 WHITBY CENTRUM LIMITED PARTNERSHIP.

     The number of EPR Stock payable in relation to the purchase by EPR of the Vendor Note payable to Whitby Centrum Limited Partnership shall be 167,370, which has been calculated by dividing Cdn. $8,130,582 by the Canadian Dollar equivalent of U.S. $36.25, using the exchange rate published as the noon rate by the Bank of Canada on the day prior to the Closing Date.

                                    ARTICLE 4
                                    COVENANTS

SECTION 4.1 REGISTRATION OF EPR STOCK.

     In order that the EPR Stock may be freely traded after issuance, EPR shall take the actions set out in the Registration Rights Agreement in respect of the registration of the EPR Stock.

                                   ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

SECTION 5.1 REPRESENTATIONS AND WARRANTIES OF ALL PARTIES.

     Each of the parties to this Agreement hereby represents and warrants as to itself that on the date hereof: (i) it has the right, power and authority to enter into this Agreement, and to perform its obligations hereunder; (ii) this Agreement is a legal, valid and binding obligation of such party; (iii) the execution, delivery and performance of this Agreement by such party does not violate or conflict with any law, statute, ordinance, rule or regulation applicable to such party or any material agreement, judgment, license, permit, order or other document applicable to or binding upon such party or any of its properties; and (iv) no consent, approval, authorization or order of any court or governmental authority or third party is required with respect to such party in connection with its execution, delivery and performance of this Agreement, except for registration of the EPR Stock as contemplated by the Registration Rights Agreement.

SECTION 5.2 REPRESENTATIONS AND WARRANTIES OF THE VENDORS.

(1) Each of the Vendors hereby represents and warrants to EPR that (i) the Vendor (x) is acquiring the EPR Stock for the purpose of investment for its own account and not with a view to or for sale in connection with any distribution; (y) is an "accredited investor" as defined in Ontario Securities Commission Rule 45-501 or that the distribution of the EPR Stock to the Vendor is otherwise exempt from the prospectus and registration requirements under the SECURITIES ACT (Ontario) (the "OSA"); and (ii) that no such EPR Stock will be sold, transferred, hypothecated, or assigned by it in contravention of applicable securities laws, including the OSA.

(2) Each of the Vendors hereby represents and warrants to EPR that (i) the offering and sale of the EPR Stock was not made through an advertisement of such EPR Stock in printed media of general and regular paid circulation, radio or television or any other form of advertisement, and (ii) in making its investment decision in respect of such EPR Stock, each Vendor agrees that it was not provided with any document purporting to describe the business and affairs of EPR.

SECTION 5.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     The representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement.

                                   ARTICLE 6
                                     GENERAL

SECTION 6.1 AMENDMENTS.

     This Agreement may not be amended or modified except by an agreement in writing executed by all Parties hereto.

SECTION 6.2 NOTICES.

     Any notice, direction or other communication (collectively, "NOTICE") given regarding the matters contemplated by this Agreement must be in writing and sent by personal delivery or courier, addressed:

         (a)      in the case of EPR, addressed as follows:
                  Entertainment Properties Trust
                  Suite 201
                  30 Pershing Road
                  Kansas City, Missouri
                  USA
                  64108
                  Attention:     David Brain, President and C.E.O.

                       with a copy to:

                  Stikeman Elliott LLP
                  5300 Commerce Court West
                  199 Bay Street
                  Toronto, Ontario  M5L 1B9
                  Attention:     Brenda Hebert

         (b)      in the case of the Vendors, addressed as follows:

                  c/o PenEquity Management Corporation
                  Suite 400
                  370 King Street West
                  Toronto, Ontario
                  M5V 1J9
                  Attention:     David Johnston, President and C.E.O.

                      with a copy to:

                  Gardiner Roberts LLP
                  Scotia Plaza, Suite 3100
                  40 King Street West
                  Toronto, Ontario
                  M5H 3Y2
                  Attention:     Robert K. Schwartz


     Notice is effective if delivered personally or by courier, on the date of delivery if it is a Business Day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day. A party may change its address for service from time to time by providing a Notice in accordance with the foregoing. Any subsequent Notice must be sent to the party at its changed address. Any element of a party's address that is not specifically changed in a Notice will be assumed not to be changed.

SECTION 6.3 CONFIDENTIALITY

     The parties shall keep in strict confidence this Agreement and the information regarding the transactions contemplated herein, in accordance with the confidentiality provisions set forth in Section 12.9 of the Purchase Agreements.

SECTION 6.4 WAIVER.

     No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the party to be bound by the waiver. A party's failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a party from any other or further exercise of that right or the exercise of any other right it may have.

SECTION 6.5 NON MERGER.

     Except as otherwise expressly provided in this Agreement, the covenants, representations and warranties will not merge upon and will survive execution and delivery of this Agreement, the Closing and, notwithstanding any execution and delivery and any investigation made by or on behalf of any party, will continue in full force and effect, subject to the terms of this Agreement. Execution and delivery will not prejudice any right of a party against any other party in respect of anything done or omitted under this Agreement or in respect of any right to damages or other remedies, subject to the terms of this Agreement.

SECTION 6.6 CONFLICT.

     In the event of any conflict between the provisions of this Agreement and the provisions of the Purchase Agreements, the provisions contained in this Agreement shall prevail and the provisions of the Purchase Agreements shall be deemed to be amended to the extent necessary to eliminate such conflict.

SECTION 6.7 SUCCESSORS AND ASSIGNS.

     All of the covenants and agreements in this Agreement shall be binding upon and enure to the benefit of the parties and be enforceable by the parties and their respective successors and permitted assigns pursuant to the terms and conditions of this Agreement. Neither this Agreement nor any of the rights or obligations under this Agreement, including any right to payment, are assignable or transferable by any of the Vendors.

SECTION 6.8 INTERPRETATION.

     Throughout this Agreement and any amendment hereto, nouns, pronouns, and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. All references herein to "ARTICLES", "SECTIONS" and paragraphs shall refer to corresponding provisions of this Agreement.

SECTION 6.9 SCHEDULES

     The Schedules attached to this Agreement shall constitute an integral part of this Agreement.

SECTION 6.10 HEADINGS.

     The  headings  in  this   Agreement  are  included  for   convenience   and
identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

SECTION 6.11 SEVERABILITY.

     If any provision of this Agreement is determined by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken to be illegal, invalid or unenforceable, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

SECTION 6.12 ENTIRE AGREEMENT.

     This Agreement together with the Purchase Agreements and the Registration Rights Agreement constitute the entire agreement between the Parties with respect to the transactions contemplated in this Agreement and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement, the Purchase Agreements or the Registration Rights Agreement. The parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.

SECTION 6.13 NON-BUSINESS DAYS.

     Whenever any payment to be made hereunder shall be stated to be due or any action to be taken hereunder shall be stated to be required to be taken on a day other than a Business Day, such payment shall be made or such action shall be taken on the next Business Day thereafter.

SECTION 6.14 CURRENCY.

     All references in this Agreement to dollars, unless otherwise specifically indicated, are expressed in Canadian currency.

SECTION 6.15 PAYMENTS.

     All payments to be made under this Agreement shall be made by way of bank draft or certified cheque.

SECTION 6.16 FURTHER ASSURANCES.

     Each of the parties shall execute all such further agreements, instruments, assignments and other documents and shall do all such further acts and things as may reasonably be required from time to time to give full force and effect to this agreement.

SECTION 6.17 TIME OF ESSENCE.

     Time shall be of the essence hereof.

SECTION 6.18 COUNTERPARTS.

     This Agreement may be executed in any number of counterparts (including counterparts by facsimile), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as the original signatures of the parties.

SECTION 6.19 GOVERNING LAW.

     This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.



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     IN WITNESS WHEREOF the parties have executed this Agreement.



                                             ENTERTAINMENT PROPERTIES
                                             TRUST

                                             By:
                                                --------------------------------


KANATA CENTRUM LIMITED                       COURTNEY SQUARE LIMITED
PARTNERSHIP, BY ITS GENERAL                  PARTNERSHIP, BY ITS GENERAL
PARTNER, PENEX KANATA LTD.                   PARTNER COURTNEY SQUARE LTD.

By:                                          By:
   ------------------------------             ----------------------------------
   Name:                                      Name:

OAKVILLE CENTRUM LIMITED                     WHITBY CENTRUM LIMITED
PARTNERSHIP, BY ITS GENERAL                  PARTNERSHIP, BY ITS GENERAL
PARTNER, PENEX WINSTON LTD.                  PARTNER, PENEX WHITBY LTD.

By:                                          By:
   ------------------------------               --------------------------------
   Name:                                        Name:


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                                  SCHEDULE "A"
                          REGISTRATION RIGHTS AGREEMENT